AMERICAN CENTURY MUTUAL FUNDS,
INC.

ARTICLES OF AMENDMENT

	AMERICAN CENTURY MUTUAL
FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Corporation is registered as an open-end company under the Investment Company
Act of 1940.

	SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation ("Articles of Incorporation"), the Board of Directors of the Corporation has (i) determined to change the name of the Institutional Class to G Class for the series of shares titled NT Growth Fund and NT Heritage
Fund; (ii) determined to set the unified management fee rate for the G Class of each of the Funds to be equal to the unified management fee rate for the existing R6 Class of the same Fund; (iii) determined to eliminate the R6 Class of each of the Funds; and
(iv) increased in some cases and decreased in some cases the number of shares of capital stock of certain series and classes that the Corporation has authority to issue in accordance with Section 2-
105(c) of the Maryland General Corporation Law
(the "Reallocation").

	THIRD:  Immediately prior to the
Reallocation the Corporation had the authority to issue Thirteen Billion (13,000,000,000) shares of capital stock. Following the Reallocation, the Corporation has the authority to issue Thirteen
Billion (13,000,000,000) shares of capital stock.

	FOURTH:  The par value of shares of the
Corporation's capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

	FIFTH:  Immediately prior to the
Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred Thirty Million Dollars
($130,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is One Hundred Thirty Million Dollars
($130,000,000).

      SIXTH:  Immediately prior to the
Reallocation the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a "Class") of the thirteen
(13) series of stock and aggregate par value of each Class was as follows:

Series Name

Class Name

	No. of Shares
Aggregate
Par Value
Growth Fund
Investor
1,500,000,000
$15,000,000

I
400,000,000
4,000,000

A
120,000,000
1,200,000

C
20,000,000
200,000

R
30,000,000
300,000

R6
300,000,000
3,000,000

R5
50,000,000
500,000

Y
50,000,000
500,000








Series Name

Class Name

	No. of Shares
Aggregate
Par Value
Select Fund
Investor
350,000,000
3,500,000

I
35,000,000
350,000

A
50,000,000
500,000

C
20,000,000
200,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Ultra Fund
Investor
3,350,000,000
33,500,000

I
130,000,000
1,300,000

A
70,000,000
700,000

C
20,000,000
200,000

R
40,000,000
400,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Heritage Fund
Investor
1,500,000,000
15,000,000

I
130,000,000
1,300,000

A
340,000,000
3,400,000

C
80,000,000
800,000

R
40,000,000
400,000

R6
60,000,000
600,000

R5
50,000,000
500,000

Y
50,000,000
500,000




All Cap Growth Fund
Investor
275,000,000
2,750,000

I
20,000,000
200,000

A
20,000,000
200,000

C
20,000,000
200,000

R
20,000,000
200,000




Balanced Fund
Investor
360,000,000
3,600,000

I
40,000,000
400,000

R5
50,000,000
500,000




New Opportunities Fund
Investor
180,000,000
1,800,000

I
20,000,000
200,000

A
30,000,000
300,000

C
20,000,000
200,000

R
20,000,000
200,000




Capital Value Fund
Investor
180,000,000
1,800,000

I
20,000,000
200,000

A
40,000,000
400,000








Series Name

Class Name

	No. of Shares
Aggregate
Par Value
Adaptive Equity Fund (f/k/a Veedot
Investor
140,000,000
1,400,000
Fund)
I
70,000,000
700,000

A
40,000,000
400,000

R
40,000,000
400,000

R6
40,000,000
400,000




Small Cap Growth Fund
Investor
140,000,000
1,400,000

I
200,000,000
2,000,000

A
130,000,000
1,300,000

C
20,000,000
200,000

R
20,000,000
200,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Sustainable Equity Fund (f/k/a
Investor
120,000,000
1,200,000
Fundamental Equity Fund)
I
20,000,000
200,000

A
120,000,000
1,200,000

C
40,000,000
400,000

R
20,000,000
200,000

R5
50,000,000
500,000

Y
50,000,000
500,000




NT Growth Fund
Institutional
590,000,000
5,900,000

R6
70,000,000
700,000




NT Heritage Fund
Institutional
430,000,000
4,300,000

R6
70,000,000
700,000





      SEVENTH:  Pursuant to authority
expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the
Articles of Incorporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Thirteen Billion (13,000,000,000) shares of the Thirteen Billion (13,000,000,000) shares of authorized capital stock of the Corporation among the thirteen (13) series of stock of the Corporation and the various Classes as follows:


Series Name

Class Name

No. of Shares
Aggregate
Par Value
Growth Fund
Investor
1,500,000,000
$15,000,000

I
400,000,000
4,000,000

A
120,000,000
1,200,000

C
20,000,000
200,000

R
30,000,000
300,000

R6
300,000,000
3,000,000

R5
50,000,000
500,000

Y
50,000,000
500,000





Series Name

Class Name

No. of Shares
Aggregate
Par Value
Select Fund
Investor
350,000,000
3,500,000

I
35,000,000
350,000

A
50,000,000
500,000

C
20,000,000
200,000

R
30,000,000
300,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Ultra Fund
Investor
3,350,000,000
33,500,000

I
130,000,000
1,300,000

A
70,000,000
700,000

C
20,000,000
200,000

R
40,000,000
400,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Heritage Fund
Investor
1,500,000,000
15,000,000

I
130,000,000
1,300,000

A
340,000,000
3,400,000

C
80,000,000
800,000

R
40,000,000
400,000

R6
60,000,000
600,000

R5
50,000,000
500,000

Y
50,000,000
500,000




All Cap Growth Fund
Investor
275,000,000
2,750,000

I
20,000,000
200,000

A
20,000,000
200,000

C
20,000,000
200,000

R
20,000,000
200,000




Balanced Fund
Investor
360,000,000
3,600,000

I
40,000,000
400,000

R5
50,000,000
500,000




New Opportunities Fund
Investor
180,000,000
1,800,000

I
20,000,000
200,000

A
30,000,000
300,000

C
20,000,000
200,000

R
20,000,000
200,000




Capital Value Fund
Investor
180,000,000
1,800,000

I
20,000,000
200,000

A
40,000,000
400,000








Series Name

Class Name

No. of Shares
Aggregate
Par Value
Adaptive Equity Fund (f/k/a Veedot
Investor
140,000,000
1,400,000
Fund)
I
70,000,000
700,000

A
40,000,000
400,000

R
40,000,000
400,000

R6
40,000,000
400,000




Small Cap Growth Fund
Investor
140,000,000
1,400,000

I
200,000,000
2,000,000

A
130,000,000
1,300,000

C
20,000,000
200,000

R
20,000,000
200,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Sustainable Equity Fund (f/k/a
Investor
120,000,000
1,200,000
Fundamental Equity Fund)
I
20,000,000
200,000

A
120,000,000
1,200,000

C
40,000,000
400,000

R
20,000,000
200,000

R5
50,000,000
500,000

Y
50,000,000
500,000




NT Growth Fund
G
660,000,000
6,600,000




NT Heritage Fund
G
500,000,000
5,000,000








EIGHTH: Except as otherwise provided by
the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

	NINTH: A description of the series and
classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

	TENTH:  The Board of Directors of the
Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles of Amendment.

	ELEVENTH:	  The amendments to the
Articles of Incorporation as set forth above was approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-105(c)(12) or Section 2-605 of the Maryland General Corporation
Law without action
by the stockholders.

	TWELFTH:	  These Articles of Amendment
shall become effective at 12:01 a.m. on July 31, 2017.











[Remainder of page intentionally left blank;
signature page to follow.]







IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC.
has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Senior
Vice President and attested to by its Assistant Secretary on this 5th day of July, 2017.

ATTEST:

AMERICAN CENTURY MUTUAL FUNDS,
INC.






/s/ Otis H. Cowan

/s/ Charles A. Etherington
Name:
Otis H. Cowan

Name:
Charles A. Etherington
Title
Assistant Secretary

Title:
Senior Vice President




THE UNDERSIGNED SENIOR VICE PRESIDENT OF AMERICAN CENTURY MUTUAL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.


Dated:	July 5, 2017

/s/ Charles A. Etherington


Charles A. Etherington, Senior Vice President